EX-99.77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
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Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  Smith Barney

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch, Barclays
 Capital, JPMOrgan, BONY Cap Markets, GS&Co., Wells Fargo, BB&T Capital Markets, Calyon Securities USA, Daiwa Securities America, Mizuho Securities,
 RBS Securities, SunTrust Robinson Humphrey

Name of Issuer: AIRGAS INC.

Title of Security:  ARG4 1/2 09/15/14

Date of First Offering:  9/8/2009

Dollar Amount Purchased:  $2,921,490.00

Number of Shares Purchased:  29,250

Price Per Unit:  $99.88

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.



Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  Smith Barney

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch, Barclays
 Capital, JPMOrgan, BONY Cap Markets, GS&Co., Wells Fargo, BB&T Capital Markets, Calyon Securities USA, Daiwa Securities America, Mizuho Securities, RBS Securities, SunTrust Robinson Humphrey

Name of Issuer: AIRGAS INC.

Title of Security:  ARG4 1/2 09/15/14

Date of First Offering:  9/8/2009

Dollar Amount Purchased:  $3,370,950.00

Number of Shares Purchased:  33,750

Price Per Unit:  $99.88

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.



Name of Fund:  Goldman Sachs Core Fixed Income Fund

Name of Underwriter Purchased From:  Credit Suisse

Names of Underwriting Syndicate Members: Barclays Capital, CGMI, Credit Suisse,
 BNP Paribas Securities, GS&Co., Standard Charter Bank, Utendahl Capital
Markets

Name of Issuer: AGILENT TECHNOLOGIES INC.

Title of Security:  A 5 1/2 09/14/15

Date of First Offering:  9/9/2009

Dollar Amount Purchased:  $4,092,151.00

Number of Shares Purchased:  41,050

Price Per Unit:  $99.687

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.



Name of Fund:  Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter Purchased From:  Credit Suisse

Names of Underwriting Syndicate Members: Barclays Capital, CGMI, Credit Suisse,
 BNP Paribas Securities, GS&Co., Standard Charter Bank, Utendahl Capital Markets

Name of Issuer: AGILENT TECHNOLOGIES INC.

Title of Security:  A 5 1/2 09/14/15

Date of First Offering:  9/9/2009

Dollar Amount Purchased:  $523,357.00

Number of Shares Purchased:  5,250

Price Per Unit:  $99.687

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.



Name of Fund:  Goldman Sachs Investment Grade Credit Fund

Name of Underwriter Purchased From:  Credit Suisse

Names of Underwriting Syndicate Members: Barclays Capital, CGMI, Credit
 Suisse, BNP Paribas Securities, GS&Co., Standard Charter Bank, Utendahl Capital Markets

Name of Issuer: AGILENT TECHNOLOGIES INC.

Title of Security:  A 5 1/2 09/14/15

Date of First Offering:  9/9/2009

Dollar Amount Purchased:  $4,615,508.00

Number of Shares Purchased:  46,300

Price Per Unit:  $99.687

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.



Name of Fund:  Goldman Sachs Short Duration Tax Free Fund

Name of Underwriter Purchased From:  Citi

Names of Underwriting Syndicate Members: Citi, Goldman Sachs & Co, Jackson Securities, Wells Fargo Securities

Name of Issuer: Fulton County COPs

Title of Security:  FULFAC

Date of First Offering:  8/7/09

Dollar Amount Purchased:  $1,130,228.00

Number of Shares Purchased:  11,000

Price Per Unit:  $102.748

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.



Name of Fund:  Goldman Sachs Short Duration Tax Free Fund

Name of Underwriter Purchased From:  Morgan Stanley

Names of Underwriting Syndicate Members: Citi, Goldman Sachs & Co., JP Morgan, Morgan Stanley, Barclays

Name of Issuer: NYC Transitional Finance Authority

Title of Security:  NYCGEN

Date of First Offering:  8/14/09

Dollar Amount Purchased:  $21,238,320.00

Number of Shares Purchased:  200,000

Price Per Unit:  $111.546/105.338

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.


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*Resolution adopted at the Meeting of the Board of Trustees on August 20, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. (Goldman Sachs) to the Trustees all purchases made during the calendar quarter ended September 30, 2009 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.